GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL.
GOODWILL
9.	GOODWILL

Goodwill was tested for impairment as of October 1, 2022 and 2021. The Company did not recognize a goodwill impairment charge during the year ended December 31, 2022 and 2021. The fair value of the Goodwill was estimated using both market indicators of fair value and the expected present value of future cash flows. As of December 31, 2022 and 2021, the accumulated impairment loss on Goodwill was $525.0 million.

Goodwill changed during the years presented as follows (in thousands):

	Goodwill	Accumulated
	before	impairment
	impairment	charge	Goodwill – net
December 31, 2020	$1,955,837	$(525,000)	$1,430,837
Effects of fluctuations in foreign currency exchange rates	(3,374)	—	(3,374)
Goodwill related to acquisition	75,782	—	75,782
December 31, 2021	$2,028,245	$(525,000)	$1,503,245
Effects of fluctuations in foreign currency exchange rates	(3,667)	—	(3,667)
December 31, 2022	$2,024,578	$(525,000)	$1,499,578